EXHIBIT 10.1
[NAME]
INDIVIDUAL PERFORMANCE-BASED INCENTIVE GRANT
20xx-20xx
PURPOSE
To provide a meaningful motivation and reward for [performance objective] in [Line of Business (“LOB”) General Metric] over the next three years. To further align your interests with the interests of shareholders.
BASIC GRANT CONCEPTS
This grant is a Long-Term Performance Unit grant. A Long-Term Performance Unit plan provides a [contingent] grant of restricted stock units (“RSUs”) at the beginning of the performance cycle that represents the Target Units to be earned at the end of the performance cycle. An RSU represents the right to receive one share of Phoenix common stock. The Target Units are based on a $[x] target award divided by Phoenix’s stock price as of [date of grant] ($xx.xx). The number of RSUs actually earned at the end of the cycle may be higher than the Target Units, depending on the extent to which the performance objectives are achieved. The maximum units are based on a $[x] maximum award divided by Phoenix’s stock price as of [date of grant] ($xx.xx). The ultimate value of the award depends on both the number of RSUs earned and Phoenix’s stock price at the end of the cycle.

Award Summary
			Target	Target
Type of	Performance		Award	RSUs	Maximum
Award	Period	Performance Criteria	Value	Awarded	RSUs
Performance-Based RSUs	20xx-20xx	General Metric (see details below)	[$]	[#] (1)	[#] (xxx% of Target)

(1)	Determined by dividing the Target Award Value by the closing stock price on [date of grant].
PERFORMANCE CRITERIA:
Your actual RSUs awarded at the end of the Performance Cycle will be based on the achievement of the following performance criteria:

Performance Criteria and Award Calculation
Performance Period 20xx-20xx
Line of Business Goal(s)	Performance Metric	Award Payment
Goal 1		x% of Target Units
Goal 2		xx% of Target Units
Goal 3		xxx% of Target Units
(as needed)
Details of the Line of Business Metric
This award is subject to pro-rated vesting in the event of termination due to death, Disability or Approved Retirement (as these terms are defined in the Plan), in each case, such pro-ration to reflect adjustment for actual performance results.